UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2023 (May 16, 2023)

INPIXON

(Exact name of registrant as specified in its charter)

Nevada	001-36404	88-0434915
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2479 E. Bayshore Road, Suite 195 Palo Alto, CA	94303
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 702-2167

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	INPX	The Nasdaq Stock Market LLC

Item 1.01 Entry into a Material Definitive Agreement.

On May 16, 2023, Inpixon (the “Company”) entered into an amendment (the “July 2022 Note Amendment”) to that certain Promissory Note, dated July 22, 2022, as amended on January 31, 2023 (as amended, the “July 2022 Note”), issued to Streeterville Capital, LLC (“Streeterville”) in the initial principal amount of $6,465,000. Pursuant to the terms of the July 2022 Note Amendment, the maturity date of the July 2022 Note was extended from July 22, 2023 to May 17, 2024 (the “July 2022 Note Maturity Date Extension”). In exchange for the July 2022 Note Maturity Date Extension, the Company agreed to pay Streeterville an extension fee in the amount of $56,568.99 (the “July 2022 Note Extension Fee”), which was added to the outstanding balance of the July 2022 Note. Following the application of the July 2022 Note Extension Fee, as of May 16, 2023, the outstanding balance of the July 2022 Note was $5,715,039.39.

Additionally, on May 16, 2023, the Company entered into an amendment (the “December 2022 Note Amendment”) to that certain Promissory Note, dated December 30, 2022 (the “December 2022 Note”), issued to Streeterville in the initial principal amount of $8,400,000. Pursuant to the terms of the December 2022 Note Amendment, the maturity date of the December 2022 Note was extended from December 30, 2023 to May 17, 2024 (the “December 2022 Note Maturity Date Extension”). In exchange for the December 2022 Note Maturity Date Extension, the Company agreed to pay Streeterville an extension fee in the amount of $87,233.58 (the “December 2022 Note Extension Fee”), which was added to the outstanding balance of the December 2022 Note. Following the application of the December 2022 Note Extension Fee, as of May 16, 2023, the outstanding balance of the December 2022 Note was $8,813,014.58.

Streeterville also holds 75,000,000 warrants to purchase 75,000,000 shares of the Company’s common stock, par value $0.001 per share, issued on May 17, 2023.

The foregoing description of the July 2022 Note Amendment and the December 2022 Note Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the July 2022 Note Amendment and the December 2022 Note Amendment, copies of which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K, and are incorporated herein by reference. The terms of the July 2022 Note were previously disclosed in Item 1.01 of the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on July 22, 2022, which description is incorporated herein by reference. The terms of the December 2022 Note were previously disclosed in Item 1.01 of the Company’s Current Report on Form 8-K filed with the SEC on December 30, 2022, which description is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K, to the extent required by this Item 2.03, is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Amendment #2 to Promissory Note, dated as of May 16, 2023.

10.2	Amendment to Promissory Note, dated as of May 16, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INPIXON

Date: May 19, 2023	By:	/s/ Nadir Ali
	Name:	Nadir Ali
	Title:	Chief Executive Officer

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